                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     . . . . . . . . . . . . . . . . . . . .

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          GALVESTON'S STEAKHOUSE CORP.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)



                  Delaware                           94-3248672
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



          151 East Alessandro Boulevard
              Riverside, California                          92508
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(address of principal executive offices)                   (Zip Code)



If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following [ ].

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates: 333-29093



Securities to be registered pursuant to Section 12(b) of this Act:

                    None

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 Par Value
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                               (Title of Class)

         The description of the securities to be registered hereunder found under the heading "Description of Securities -- Common Stock in the Prospectus included within the Company's Registration Statement on Form SB-2 (File Number 333-29093), as amended, is hereby incorporated by reference herein.



ITEM 2.  EXHIBITS

         A. Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 333- 29093), as amended (the "Registration Statement"), and incorporated herein by reference.

         B. Certificate of Correction to Restated Certificate of Incorporation of the Company (filed as Exhibit 3.2 to the Company's Registration Statement, and incorporated hereby by reference).

         C. Certificate of Amendment to Restated Certificate of Incorporation of the Company (filed as Exhibit 3.3 to the Company's Registration Statement and incorporated herein by reference).

         D. By-Laws of the Company (filed as Exhibit 3.4 to the Company's Registration Statement and incorporated herein by reference).

         E.       Form of Common Stock Certificate (filed as Exhibit
                  4.1 to the Company's Registration Statement and incorporated herein by reference).

                          SIGNATURES



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registration has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           GALVESTON'S STEAKHOUSE CORP.



                           By /s/ Richard M. Lee
                              ----------------------
                                Richard M. Lee
                                Chairman & CEO



Dated:   February 6, 1998